Exhibit 10.78

[LENDER]

info@[LENDER]cap.com

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 9/30/2025 by and between [LENDER] (“FUNDER”), inclusive of its successors and assigns, and each merchant listed below (“Merchant”).

Merchant’s Legal Name:	Heliospace Corporation

D/B/A/:	Heliospace	Fed ID #:	82-4652805

Type of Entity:	Corporations

Business Address:	2448 6th St	City:	Berkeley	State:	CA	Zip:	94710
Contact Address:	[REDACTED]	City:	San Francisco	State:	CA	Zip:	[REDACTED]
E-mail Address:	greg.delory@gmail.com	Phone Number:	4153856803

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below). This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$80,000
Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold. This amount may be sold in installments if there is an Addendum stating that it will be sold in installments.	$120,000
Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	6.00%
Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$72,555

Net Amount to Be Received Directly by Merchant(s)

This is the net amount being received directly by Merchant(s) after deduction of applicable fees listed in Section 2 below and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments. If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off.

$72,555

Initial Estimated Payment

This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.

$5,000 per week

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STANDARD MERCHANT CASH ADVANCE AGREEMENT

TERMS AND CONDITIONS

1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to FUNDER (making FUNDER the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each Merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to FUNDER. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by FUNDER, each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of FUNDER and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for FUNDER and that each Merchant will hold Receivables in trust for FUNDER in its capacity as a fiduciary for FUNDER.

The Receivables Purchased Amount shall be paid to FUNDER by each Merchant irrevocably authorizing only one depositing account acceptable to FUNDER (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as FUNDER receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes FUNDER to ACH debit in one or more ACH transactions the specified remittances and any applicable fees listed in Section 2 from the Account on a daily basis (unless a different frequency is provided for herein) as of the next business day (or designated day of each week in the case of weekly payments) after the date of this Agreement and will provide FUNDER with all required logins, passwords, access codes, and monthly bank (or credit union) statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). FUNDER is not responsible for any overdrafts or rejected transactions that may result from FUNDER’s ACH debiting the Specified Percentage amounts under the terms of this Agreement. Each Merchant acknowledges and agrees that until the amount of the Receivables collected by FUNDER on a cash basis as opposed to on an accrual basis exceeds the amount of the Purchase Price, FUNDER will be permitted not to treat any amount collected under this Agreement as profit for taxation and accounting purposes.

2. Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to FUNDER for the following fees, where applicable:

A.	$7,200 - Origination Fee. This will be deducted from payment of the Purchase Price.

B.	Wire Fee - Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.

C.	NSF/Rejected ACH Fee - $50.00 for each time an ACH debit to the Account by FUNDER is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives FUNDER notice no more than one business day in advance that the Account will have insufficient funds to be debited by FUNDER and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by FUNDER or may be collected in addition to any other payment collected by FUNDER under this Agreement.

D.	Default Fee - $2,500.00 - if an Event of Default has taken place under Section 30.

E.	UCC Fee - $195.00 – to cover FUNDER filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. If a UCC-1 financing statement is filed at the time this Agreement is funded, then the UCC Fee will be deducted from payment of the Purchase Price. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

F.	$ 0 - compliance with applicable disclosure requirements. This will be deducted from payment of the Purchase Price.

G.	Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of FUNDER’s legal or contractual rights against each Merchant, if required, as explained in other Sections of this Agreement.

3. Estimated Payments. Instead of debiting the Specified Percentage of Merchant’s Receivables, FUNDER may instead debit an “Estimated Payment” from the Account every week. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage. The initial amount of the Estimated Payment is $5,000, subject to reconciliation as set forth in Section 4. Notwithstanding any provision herein to the contrary, FUNDER is permitted to debit the Account to make up for a previous Estimated Payment that was not debited because FUNDER was closed that day, to make up for any previous Estimated Payment that was not collected because the debit did not clear for any reason, to collect any amount due resulting from a reconciliation as set forth in Section 4, to collect any of the fees listed in Section 2, or to collect any amount due as a result of an Event of Default defined in Section 30.

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STANDARD MERCHANT CASH ADVANCE AGREEMENT

Upon one day’s advance written notice to Merchant(s), FUNDER may elect to change the frequency of the Estimated Payment as applicable from daily to weekly or from weekly to daily. If the frequency of the Estimated Payment is being changed from weekly to daily, then the amount of the daily Estimated Payment will be one fifth of the amount of the weekly Estimated Payment. If the frequency of the Estimated Payment is being changed from daily to weekly, then the amount of the weekly Estimated Payment will be five times of the amount of the daily Estimated Payment. No Estimated Payment will be debited on a daily basis during a week in which a weekly payment was already successfully collected. If any Estimated Payment was debited from the Account on a daily basis, then any Estimated Payment debited on a weekly basis during that week must be reduced by the total of all daily payments already successfully collected for that week so that the debit for that weekly Estimated Payment will not exceed the amount that could be collected if all Estimated Payments for that week were debited on a daily basis.

Reconciliations. Any Merchant may contact FUNDER’s Reconciliation Department to request that FUNDER conduct a reconciliation in order to ensure that the amount that FUNDER has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to FUNDER or by sending an e-mail to info@[LENDER]cap.com stating that reconciliation is being requested. In order to effectuate the reconciliation, any Merchant must produce with its request all bank (or, if applicable, credit union) statements (a month to date statement or equivalent thereof may be used to cover any period for which a monthly statement is not available) covering the period from the date of this Agreement through the date of th e request for a reconciliation and, if available, the login and password for the Account. If any Merchant has a merchant processing account, then FUNDER may give Merchant(s) written notice that all statements (a month to date statement or equivalent thereof may be used to cover any period for which a monthly statement is not available) for each such account covering the period from the date of this Agreement through the date of the request for a reconciliation must be submitted with the request for reconciliation. FUNDER will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it. FUNDER may also conduct a reconciliation on its own at any time by reviewing Merchant(s)’s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and FUNDER will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion. If a reconciliation determines that FUNDER collected more than it was entitled to, then FUNDER will credit to the Account all amounts to which FUNDER was not entitled and, if there is an Estimated Payment, modify the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If a reconciliation determines that FUNDER collected less than it was entitled to, then FUNDER may debit from the Account all additional amounts to which FUNDER was entitled and, if there is an Estimated Payment, modify the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. Nothing herein limits the amount of times that a reconciliation may be requested or conducted.

4. Merchant Deposit Agreement. Merchant(s) shall appoint a bank (or credit union) acceptable to FUNDER, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide FUNDER and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize FUNDER and/or its agent(s) to deduct the amounts owed to FUNDER for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to FUNDER by permitting FUNDER to withdraw the Specified Percentage or the Estimated Payment by ACH debiting of the account. The authorization shall be irrevocable as to each Merchant absent FUNDER’s written consent until the Receivables Purchased Amount and all fees due under this Agreement have been paid in full or the Merchant becomes bankrupt or goes out of business without any prior default under this Agreement.

5. Term of Agreement. The term of this Agreement is indefinite and shall continue until FUNDER receives the full Receivables Purchased Amount and all fees due under this Agreement, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 1, 2, 3, 4, 5, 6, 7, 9, 10, 12, 13, 14, 15, 16, 17, 18, 22, 23, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, and 52 shall survive any termination of this Agreement.

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STANDARD MERCHANT CASH ADVANCE AGREEMENT

6. Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to FUNDER under this Agreement are being made in the ordinary course of each Merchant’s business.

7. Financial Condition. Each Merchant authorizes FUNDER and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to FUNDER any bank, credit union, or financial statements, tax returns, and other reasonably pertinent documents and records, as requested by FUNDER prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. FUNDER is authorized to update such information and financial profiles from time to time as it deems appropriate.

8. Monitoring, Recording, and Electronic Communications. FUNDER may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between FUNDER and any Merchant or its representatives may be monitored and/or recorded. Each Merchant grants access for FUNDER to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.

FUNDER may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s) and Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant and each Owner gives FUNDER permission to call or send a text message to any telephone number given to FUNDER in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant and each Owner also gives FUNDER permission to communicate such information to them by e-mail. Each Merchant and each Owner agree that FUNDER will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant and each Owner acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that FUNDER has no liability for any such charges.

9. Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of FUNDER’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. FUNDER may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to FUNDER. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize FUNDER, its agents and representatives, and any credit-reporting agency engaged by FUNDER, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to FUNDER under this Agreement or for FUNDER’s ability to determine any Merchant’s eligibility to enter into any future agreement with FUNDER. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to FUNDER under the Fair Credit Reporting Act, authorizing FUNDER to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant authorizes FUNDER to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to FUNDER under the Fair Credit Reporting Act, authorizing FUNDER to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant authorizes FUNDER to obtain such information in accordance with a merchant cash advance application.

10. Transactional History. Each Merchant authorizes its bank (or credit union) to provide FUNDER with its banking and/or credit card processing history.

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STANDARD MERCHANT CASH ADVANCE AGREEMENT

11. Indemnification. Each Merchant jointly and severally indemnifies and holds harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by FUNDER for monies owed to FUNDER from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by FUNDER.

12. No Liability. In no event will FUNDER be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant.

13. Sale of Receivables. Each Merchant and FUNDER agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from FUNDER to any Merchant. FUNDER is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in FUNDER not receiving the Receivables Purchased Amount. Any Merchant going bankrupt, going out of business, or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Notwithstanding any provision in this Agreement to the contrary, no act or omission by a Merchant after it goes out of business, during the pendency of any voluntary or involuntary bankruptcy case in which the Merchant is a debtor, or after the Merchant is granted a discharge or the equivalent thereof in any bankruptcy case will cause that Merchant to be in default of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. FUNDER has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to FUNDER in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Each Merchant acknowledges that FUNDER does not purchase, sell, or offer to purchase or sell securities and that this Agreement is not a security, an offer to sell any security, or a solicitation of an offer to buy any security. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate. If a court or arbitrator determines that FUNDER has charged or received interest under this Agreement in excess of the highest rate permitted by applicable law, then the rate in effect under this Agreement will automatically be reduced to the maximum rate permitted by applicable law and FUNDER will promptly refund to Merchant(s) any amount received by FUNDER that would otherwise be considered interest in excess of the maximum lawful rate, with it being intended that Merchant(s) not pay or contract to pay and that FUNDER not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant(s) or received by FUNDER under applicable law.

14. Power of Attorney. Each Merchant irrevocably appoints FUNDER as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to FUNDER for the benefit of each Merchant and only in order to prevent the occurrence of an Event of Default (as described in Section 30). If an Event of Default takes place under Section 30, then each Merchant irrevocably appoints FUNDER as its agent and attorney- in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to FUNDER from each Merchant, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 29); (ii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) above; (iii) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to FUNDER; and (iv) to file any claims or take any action or institute any proceeding which FUNDER may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

15. Protections Against Default. The following Protections 1 through 5 may be invoked by FUNDER, immediately and without notice to any Merchant if any Event of Default listed in Section 30 has occurred.

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. FUNDER may enforce its security interest in the Collateral identified in Section 29.

Protection 3. FUNDER may proceed to protect and enforce its rights and remedies by litigation or arbitration.

Protection 4. FUNDER may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank (or credit union) account or otherwise, in an amount consistent with the terms of this Agreement.

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Protection 5. FUNDER will have the right, without waiving any of its rights and remedies and without notice to any Merchant, to notify each Merchant’s credit card and/or check processor and account debtor(s) of the sale of Receivables hereunder and to direct such credit card processor and account debtor(s) to make payment to FUNDER of all or any portion of the amounts received by such credit card processor and account debtor(s) on behalf of each Merchant. Each Merchant hereby grants to FUNDER an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints FUNDER and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor and account debtor(s) to make payment to FUNDER as contemplated by this Section.

16. Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes FUNDER to disclose information concerning each Merchant and/or Owner’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant and Owner hereby waives to the maximum extent permitted by law any claim for damages against FUNDER or any of its affiliates relating to any (i) investigation undertaken by or on behalf of FUNDER as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

17. Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by FUNDER, including this Agreement and any other FUNDER documents (collectively, “Confidential Information”) are proprietary and confidential information of FUNDER. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of FUNDER to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 18.

18. D/B/As. Each Merchant hereby acknowledges and agrees that FUNDER may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between FUNDER and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

19. Affiliates. Each Merchant acknowledges and agrees that this Agreement may be serviced by an affiliate of FUNDER that may pay part or all of the Purchase Price on behalf of FUNDER, administer part or all of the ACH debits on behalf of FUNDER under this Agreement, and/or file UCC-1 financing statements and other notices or filings. FUNDER will give each Merchant written notice if any such affiliate will provide services for FUNDER under this Agreement.

20. Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank (or credit union) and financial statements, copies of which have been furnished to FUNDER, and future statements which will be furnished hereafter at the request of FUNDER, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise FUNDER of any material adverse change in its financial condition, operation, or ownership that may have an effect on any Merchant’s ability to generate Receivables or perform its obligations under this Agreement.

21. Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

22. Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

23. Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without FUNDER’s prior written consent, change its Processor, add terminals, change its financial institution or bank (or credit union) account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

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24. Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to FUNDER or change any place(s) of its business without giving prior written notice to FUNDER.

25. No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

26. Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of FUNDER, other than any for which FUNDER has actual or constructive knowledge or inquiry notice as of the date of this Agreement.

27. Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

28. Security Interest. To secure each Merchant’s performance obligations to FUNDER under this Agreement and any future agreement with FUNDER, each Merchant hereby grants to FUNDER a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to FUNDER under any other agreement between any Merchant and FUNDER (the “Cross-Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross-Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as FUNDER deems necessary to perfect or maintain FUNDER’s security interest in the Collateral and the Cross-Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes FUNDER to file any financing statements deemed necessary by FUNDER to perfect or maintain FUNDER’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to FUNDER with respect to the Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with FUNDER’s rights. Each Merchant shall be liable for and FUNDER may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by FUNDER in protecting, preserving, and enforcing FUNDER’s security interest and rights. Each Merchant further acknowledges that FUNDER may use another legal name and/or D/B/A or an agent when designating the Secured Party when FUNDER files the above-referenced financing statement(s).

29. Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:

(1) Any representation or warranty by any Merchant to FUNDER proves to have been made intentionally false or misleading in any material respect when made; or

(2) Any Merchant intentionally prevents FUNDER from collecting in accordance with the terms of this Agreement any part of the Receivables Purchased Amount.

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30. REMEDIES. IN CASE ANY EVENT OF DEFAULT OCCURS AND IS NOT WAIVED, FUNDER MAY PROCEED TO PROTECT AND ENFORCE ITS RIGHTS OR REMEDIES BY SUIT IN EQUITY OR BY ACTION AT LAW, OR BOTH, WHETHER FOR THE SPECIFIC PERFORMANCE OF ANY COVENANT, AGREEMENT, OR OTHER PROVISION CONTAINED HEREIN, OR TO ENFORCE THE DISCHARGE OF EACH MERCHANT’S OBLIGATIONS HEREUNDER, OR ANY OTHER LEGAL OR EQUITABLE RIGHT OR REMEDY. ALL RIGHTS, POWERS, AND REMEDIES OF FUNDER IN CONNECTION WITH THIS AGREEMENT, INCLUDING EACH PROTECTION LISTED IN SECTION 16, MAY BE EXERCISED AT ANY TIME BY FUNDER AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, ARE CUMULATIVE AND NOT EXCLUSIVE, AND WILL BE IN ADDITION TO ANY OTHER RIGHTS, POWERS, OR REMEDIES PROVIDED BY LAW OR EQUITY.

31. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of FUNDER, which consent may be withheld in FUNDER’s sole discretion. FUNDER may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 29 of this Agreement, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by FUNDER, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or FUNDER) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between FUNDER and such assignee (the “Assignment Agreement”), have the rights and obligations of FUNDER under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, FUNDER’s rights under Section 16 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, FUNDER may disclose all information that FUNDER has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon FUNDER’s request.

32. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant by e-mail to the E-mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone. Each Merchant must set its spam or junk mail filter to accept e-mails sent by info@[LENDER]cap.com and its domain. Written notice may also be given to FUNDER by e-mail to info@[LENDER]cap.com .. Written notice given under this Section by e- mail will be effective upon dispatch. This Section is not applicable to service of process or notices in any legal proceedings.

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STANDARD MERCHANT CASH ADVANCE AGREEMENT

33. CHOICE OF LAW. EACH MERCHANT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT WAS MADE IN THE STATE OF NEW YORK, THAT THE PURCHASE PRICE IS BEING PAID BY FUNDER IN THE STATE OF NEW YORK, THAT THE RECEIVABLES PURCHASED AMOUNT IS BEING DELIVERED TO FUNDER IN THE STATE OF NEW YORK, AND THAT THE STATE OF NEW YORK HAS A REASONABLE RELATIONSHIP TO THE TRANSACTIONS ENCOMPASSED BY THIS AGREEMENT. THIS AGREEMENT, ANY DISPUTE OR CLAIM RELATING HERETO, WHETHER SOUNDING IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE, AND THE RELATIONSHIP BETWEEN FUNDER AND EACH MERCHANTFUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. EACH MERCHANT AGREES THAT THE PROVISIONS OF CHAPTER 22.1 OF TITLE 6.2 OF THE VIRGINIA CODE ARE NOT APPLICABLE TO THIS AGREEMENT UNLESS A MERCHANT HAS A PRINCIPAL PLACE OF BUSINESS LOCATED IN THE COMMONWEALTH OF VIRGINIA AND THERE IS NO APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF DIVISION 9.5 OF THE CALIFORNIA FINANCIAL CODE ARE NOT APPLICABLE TO THIS AGREEMENT IF NO BUSINESS ADDRESS LISTED ON THE FIRST PAGE OF THIS AGREEMENT OR IN ANY ADDENDUM HERETO IS LOCATED IN THE STATE OF CALIFORNIA OR IF THERE IS ANY APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF CHAPTER 27 OF TITLE 7 OF THE UTAH CODE ARE NOT APPLICABLE TO THIS AGREEMENT IF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE NOT CONSUMMATED IN THE STATE OF UTAH, IF THE COMMERCIAL FINANCING TRANSACTION IS FOR MORE THAN $1,000,000.00, IF FUNDER WILL HAVE CONSUMMATED FIVE OR FEWER COMMERCIAL FINANCING PRODUCTS IN UTAH IN THE 12-MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT, OR IF THERE IS ANY OTHER APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF ARTICLE 8 OF THE NEW YORK FINANCIAL SERVICES LAW AND PART 600, TITLE 23 OF THE NEW YORK CODES, RULES AND REGULATIONS ARE NOT APPLICABLE TO THIS AGREEMENT IF NO BUSINESS ADDRESS LISTED ON THE FIRST PAGE OF THIS AGREEMENT OR IN ANY ADDENDUM HERETO IS LOCATED IN THE STATE OF NEW YORK OR IF THERE IS ANY APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF PART XIII OF CHAPTER 559, FLORIDA STATUTES ARE NOT APPLICABLE TO THIS AGREEMENT IF NO BUSINESS ADDRESS LISTED ON THE FIRST PAGE OF THIS AGREEMENT OR IN ANY ADDENDUM HERETO IS LOCATED IN THE STATE OF FLORIDA OR IF THERE IS ANY APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF PART 2 OF ARTICLE 15 OF CHAPTER 1 OF THE CODE OF GEORGIA ARE NOT APPLICABLE TO THIS AGREEMENT IS NO BUSINESS ADDRESS LISTED ON THE FIRST PAGE OF THIS AGREEMENT OR IN ANY ADDENDUM HERETO IS LOCATED IN THE STATE OF GEORGIA OR IF THERE IS ANY APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF PART XVI OF CHAPTER 669 OF THE GENERAL STATUTES OF CONNECTICUT ARE NOT APPLICABLE TO THIS AGREEMENT IF NO BUSINESS ADDRESS LISTED ON THE FIRST PAGE OF THIS AGREEMENT OR IN ANY ADDENDUM HERETO IS LOCATED IN THE STATE OF CONNECTICUT, IF THE EXTENSION OF SALES-BASED FINANCING IS IN ANY AMOUNT EXCEEDING $250,000.00, IF INCLUDING THIS AGREEMENT, FUNDER WILL HAVE EXTENDED NOT MORE THAN FIVE COMMERCIAL FINANCING TRANSACTIONS IN CONNECTICUT IN THE PRECEDING 12-MONTH PERIOD ENDING ON THE DATE OF THIS AGREEMENT, OR IF THERE IS ANY OTHER APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF THE KANSAS COMMERCIAL FINANCING DISCLOSURE ACT ARE NOT APPLICABLE TO THIS AGREEMENT IF NO BUSINESS ADDRESS LISTED ON THE FIRST PAGE OF THIS AGREEMENT OR IN ANY ADDENDUM HERETO IS LOCATED IN THE STATE OF KANSAS OR IF THERE IS ANY APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF THE MISSOURI COMMERCIAL FINANCING DISCLOSURE ACT ARE NOT APPLICABLE TO THIS AGREEMENT IF NO BUSINESS ADDRESS LISTED ON THE FIRST PAGE OF THIS AGREEMENT OR IN ANY ADDENDUM HERETO IS LOCATED IN THE STATE OF MISSOURI OR IF THERE IS ANY APPLICABLE EXEMPTION FROM THE STATUTE. EACH MERCHANT AGREES THAT THE PROVISIONS OF CHAPTER 398 OF THE TEXAS FINANCE CODE ARE NOT APPLICABLE TO THIS AGREEMENT IF NO MERCHANT IS LOCATED IN THE STATE OF TEXAS OR IF THERE IS ANY APPLICABLE EXEMPTION FROM THE STATUTE.

34. VENUE AND FORUM SELECTION. ANY LITIGATION RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE, OR INVOLVING FUNDER ON ONE SIDE AND ANY MERCHANT ON THE OTHER MUST BE COMMENCED AND MAINTAINED IN ANY STATE COURT LOCATED IN THE STATE OF NEW YORK, INCLUSIVE OF THE COUNTIES OF KINGS, MONROE, NASSAU, NEW YORK, ONTARIO, SULLIVAN, AND QUEENS (THE “ACCEPTABLE FORUMS”). THE PARTIES AGREE THAT THE ACCEPTABLE FORUMS ARE CONVENIENT, SUBMIT TO THE JURISDICTION OF THE ACCEPTABLE FORUMS, AND WAIVE ANY AND ALL OBJECTIONS TO THE JURISDICTION OR VENUE OF THE ACCEPTABLE FORUMS. IF ANY LITIGATION IS INITIATED IN ANY OTHER VENUE OR FORUM, THE PARTIES WAIVE ANY RIGHT TO OPPOSE ANY MOTION OR APPLICATION MADE BY ANY PARTY TO TRANSFER SUCH LITIGATION TO AN ACCEPTABLE FORUM. NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, IN ADDITION TO THE ACCEPTABLE FORUMS, ANY LITIGATION AGAINST ANY MERCHANT MAY BE COMMENCED AND MAINTAINED IN ANY COURT THAT WOULD OTHERWISE BE OF COMPETENT JURISDICTION, AND EACH MERCHANT AGREES THAT THOSE COURTS ARE CONVENIENT, SUBMITS TO THE JURISDICTION OF THOSE COURTS, WAIVES ANY AND ALL OBJECTIONS TO THE JURISDICTION OR VENUE OF THOSE COURTS, AND MAY OPPOSE ANY MOTION OR APPLICATION MADE BY ANY PARTY TO TRANSFER ANY SUCH LITIGATION TO AN ACCEPTABLE FORUM. NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, EACH MERCHANT WAIVES THE RIGHT TO REMOVE TO FEDERAL COURT ANY LITIGATION COMMENCED AGAINST IT BY FUNDER IN A STATE COURT.

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STANDARD MERCHANT CASH ADVANCE AGREEMENT

35. JURY WAIVER. THE PARTIES AGREE TO WAIVE TRIAL BY JURY IN ANY DISPUTE BETWEEN THEM.

36. COUNTERCLAIM WAIVER. IN ANY LITIGATION OR ARBITRATION COMMENCED BY FUNDER, NO MERCHANT WILL BE PERMITTED TO INTERPOSE ANY COUNTERCLAIM.

37. STATUTES OF LIMITATIONS. EACH MERCHANT AGREES THAT ANY CLAIM, WHETHER SOUNDING IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE, THAT IS NOT ASSERTED AGAINST FUNDER WITHIN ONE YEAR AFTER ITS ACCRUAL WILL BE TIME BARRED. NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, EACH MERCHANT AGREES THAT ANY OBJECTION BY IT TO THE JURISDICTION OF AN ARBITRATOR OR TO THE ARBITRABILITY OF THE DISPUTE AND ANY APPLICATION MADE BY IT TO STAY AN ARBITRATION INITIATED AGAINST IT BY FUNDER WILL BE TIME BARRED IF MADE MORE THAN 20 DAYS AFTER RECEIPT OF THE DEMAND FOR ARBITRATION.

38. LEGAL FEES AND COSTS. IF AN EVENT OF DEFAULT OCCURS OR FUNDER PREVAILS IN ANY LITIGATION OR ARBITRATION WITH ANY MERCHANT, THEN EACH MERCHANT MUST PAY FUNDER’S REASONABLE ATTORNEY FEES, WHICH MAY INCLUDE A CONTINGENCY FEE, AS WELL AS ADMINISTRATIVE OR FILING FEES AND ARBITRATOR COMPENSATION IN ANY ARBITRATION, EXPERT WITNESS FEES, AND COSTS OF SUIT.

39. PREJUDGMENT AND POSTJUDGMENT INTEREST. IF FUNDER BECOMES ENTITLED TO THE ENTRY OF A JUDGMENT AGAINST ANY MERCHANT, THEN FUNDER WILL BE ENTITLED TO THE RECOVERY OF PREJUDGMENT INTEREST AT A RATE OF 24% PER ANNUM (OR 16% PER ANNUM INSTEAD IF ANY MERCHANT IS A SOLE PROPRIETORSHIP), AND UPON ENTRY OF ANY SUCH JUDGMENT, IT WILL ACCRUE INTEREST AT A POSTJUDGMENT RATE OF 24% PER ANNUM (OR 16% PER ANNUM INSTEAD IF ANY MERCHANT IS A SOLE PROPRIETORSHIP), WHICH RATE WILL GOVERN OVER THE STATUTORY RATE OF INTEREST UP UNTIL ACTUAL SATISFACTION OF THE JUDGMENT.

40. CLASS ACTION WAIVER. FUNDER AND EACH MERCHANT AGREE THAT THEY MAY BRING CLAIMS AGAINST EACH OTHER RELATING TO THIS AGREEMENT ONLY IN THEIR INDIVIDUAL CAPACITIES, AND NOT AS A PLAINTIFF OR CLASS ACTION MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDINGS.

41. ARBITRATION. ANY ACTION OR DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE, RELATING TO THIS AGREEMENT OR INVOLVING FUNDER ON ONE SIDE AND ANY MERCHANT ON THE OTHER, INCLUDING, BUT NOT LIMITED TO ISSUES OF ARBITRABILITY, AND INCLUDING, WITHOUT LIMITATION, ANY ACTION OR DISPUTE THAT PREDATES THIS AGREEMENT, WILL, AT THE OPTION OF ANY PARTY TO SUCH ACTION OR DISPUTE, BE DETERMINED BY ARBITRATION IN THE STATE OF NEW YORK. A JUDGMENT OF THE COURT SHALL BE ENTERED UPON THE AWARD MADE PURSUANT TO THE ARBITRATION. THE ARBITRATION WILL BE ADMINISTERED EITHER BY THE AMERICAN ARBITRATION ASSOCIATION UNDER ITS COMMERCIAL ARBITRATION RULES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.ADR.ORG, BY ARBITRATION SERVICES, INC. UNDER ITS COMMERCIAL ARBITRATION RULES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.ARBITRATIONSERVICESINC.COM, BY JAMS UNDER ITS STREAMLINED ARBITRATION RULES & PROCEDURES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.JAMSADR.COM, BY MEDIATION AND CIVIL ARBITRATION, INC. UNDER ITS COMMERCIAL ARBITRATION RULES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.MCARBITRATION.ORG, OR BY RESOLUTE SYSTEMS, LLC UNDER ITS FINANCIAL DISPUTE ARBITRATION RULES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.RESOLUTESYSTEMS.COM. ONCE AN ARBITRATION IS INITIATED WITH ONE OF THESE ARBITRATION FORUMS, IT MUST BE MAINTAINED EXCLUSIVELY BEFORE THAT ARBITRATION FORUM AND NO OTHER ARBITRATION FORUM SPECIFIED HEREIN MAY BE USED. AS A PREREQUISITE TO MAKING A MOTION TO COMPEL ARBITRATION IN ANY LITIGATION, THE PARTY MAKING THE MOTION MUST FIRST FILE A DEMAND FOR ARBITRATION WITH THE CHOSEN ARBITRATION TRIBUNAL AND PAY ALL FILING AND/OR ADMINISTRATIVE FEES REQUIRED TO INITIATE THE ARBITRATION. IF THE AMERICAN ARBITRATION ASSOCIATION IS SELECTED, THEN NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN ITS COMMERCIAL ARBITRATION RULES, THE EXPEDITED PROCEDURES WILL ALWAYS APPLY AND ITS PROCEDURES FOR LARGE, COMPLEX COMMERCIAL DISPUTES WILL NOT APPLY. IF RESOLUTE SYSTEMS, LLC IS SELECTED, THEN EACH MERCHANT THAT HAS NOT FILED AN ANSWER WITHIN THE TIME PERMITTED IN THE ARBITRATION WILL BE DEEMED TO HAVE AGREED TO WAIVE ORAL HEARINGS IN THE ARBITRATION. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE ARBITRATION RULES OF THE ARBITRATION FORUM SELECTED, THE ARBITRATION WILL BE HEARD BY ONE ARBITRATOR AND NOT BY A PANEL OF ARBITRATORS, ANY ARBITRATION HEARING RELATING TO THIS AGREEMENT MUST BE HELD IN THE COUNTIES OF NASSAU, NEW YORK, QUEENS, OR KINGS IN THE STATE OF NEW YORK, ANY PARTY, REPRESENTATIVE, OR WITNESS IN AN ARBITRATION HEARING WILL BE PERMITTED TO ATTEND, PARTICIPATE, AND TESTIFY REMOTELY BY TELEPHONE OR VIDEO CONFERENCING, AND THE ARBITRATOR APPOINTED WILL NOT BE REQUIRED TO BE A NATIONAL OF A COUNTRY OTHER THAN THAT OF THE PARTIES TO THE ARBITRATION.

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

EACH MERCHANT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT IS THE PRODUCT OF COMMUNICATIONS CONDUCTED BY TELEPHONE AND THE INTERNET, WHICH ARE INSTRUMENTALITIES OF INTERSTATE COMMERCE, THAT THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT WILL BE MADE BY WIRE TRANSFER AND ACH, WHICH ARE ALSO INSTRUMENTALITIES OF INTERSTATE COMMERCE, AND THAT THIS AGREEMENT THEREFORE EVIDENCES A TRANSACTION AFFECTING INTERSTATE COMMERCE. ACCORDINGLY, NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THIS AGREEMENT OR THE ARBITRATION RULES OF THE ARBITRATION FORUM, ALL MATTERS OF ARBITRATION RELATING TO THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF THE FEDERAL ARBITRATION ACT, CODIFIED AS TITLE 9 OF THE UNITED STATES CODE, HOWEVER ANY APPLICATION FOR INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO CONFIRM AN ARBITRATION AWARD MAY BE MADE UNDER ARTICLE 75 OF THE NEW YORK CIVIL PRACTICE LAW AND RULES OR THE LAWS OF THE JURISDICTION IN WHICH THE APPLICATION IS MADE, AND THE APPLICATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS UNDER WHICH THE APPLICATION IS MADE, WITHOUT REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. ANY EMPLOYEE, AGENT, ATTORNEY, MEMBER, MANAGER, OFFICER, SUBSIDIARY, AFFILIATE ENTITY, SUCCESSOR, OR ASSIGN OF FUNDER MAY ELECT TO HAVE ANY ACTION OR DISPUTE WITH ANY MERCHANT DETERMINED BY ARBITRATION AS IF THAT EMPLOYEE, AGENT, ATTORNEY, MEMBER, MANAGER, OFFICER, SUBSIDIARY, AFFILIATE ENTITY, SUCCESSOR, OR ASSIGN OF FUNDER WAS A PARTY TO THE ARBITRATION AGREEMENT CONTAINED HEREIN. ANY PARTY TO A LAWSUIT IN WHICH FUNDER AND ANY MERCHANT ARE PARTIES MAY ELECT TO HAVE THE MATTER DETERMINED BY ARBITRATION AS IF THAT PARTY WAS A PARTY TO THE ARBITRATION AGREEMENT CONTAINED HEREIN.

42. SERVICE OF PROCESS. EACH MERCHANT CONSENTS TO SERVICE OF PROCESS AND LEGAL NOTICES MADE BY FIRST CLASS OR PRIORITY MAIL DELIVERED BY THE UNITED STATES POSTAL SERVICE AND ADDRESSED TO THE CONTACT ADDRESS SET FORTH ON THE FIRST PAGE OF THIS AGREEMENT OR ANY OTHER ADDRESS(ES) PROVIDED IN WRITING TO FUNDER BY ANY MERCHANT, AND ANY SUCH SERVICE WILL BE DEEMED COMPLETE UPON DISPATCH. EACH MERCHANT ALSO CONSENTS TO SERVICE OF PROCESS AND LEGAL NOTICES MADE BY E-MAIL TO THE E-MAIL ADDRESS SET FORTH ON THE FIRST PAGE OF THIS AGREEMENT OR ANY OTHER E-MAIL ADDRESS(ES) PROVIDED IN WRITING TO FUNDER BY ANY MERCHANT, AND ANY SUCH SERVICE WILL BE DEEMED COMPLETE UPON DISPATCH. EACH MERCHANT AGREES THAT IF IT IS A PARTY TO A LITIGATION OR ARBITRATION WITH FUNDER, THEN A SINGLE E-MAIL TO ITS DESIGNATED E-MAIL ADDRESS FOR SERVICE OF PROCESS UNDER THIS AGREEMENT WILL BE SUFFICIENT TO SERVE LEGAL PROCESS SIMULTANEOUSLY UPON ALL PARTIES TO THAT LITIGATION OR ARBITRATION THAT HAVE CONSENTED TO SERVICE OF PROCESS BY E-MAIL TO THAT E-MAIL ADDRESS. EACH MERCHANT AGREES THAT IT WILL BE PRECLUDED FROM ASSERTING THAT IT DID NOT RECEIVE SERVICE OF PROCESS OR ANY OTHER NOTICE MAILED TO THE CONTACT ADDRESS SET FORTH ON THE FIRST PAGE OF THIS AGREEMENT OR E-MAILED TO THE E-MAIL ADDRESS SET FORTH ON THE FIRST PAGE OF THIS AGREEMENT IF IT DOES NOT FURNISH A CERTIFIED MAIL RETURN RECEIPT SIGNED BY FUNDER DEMONSTRATING THAT FUNDER WAS PROVIDED WITH NOTICE OF A CHANGE IN THE CONTACT ADDRESS OR THE E-MAIL ADDRESS.

43. Survival of Representations, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

44. Waiver. No failure on the part of FUNDER to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

45. Independent Sales Organizations/Brokers. Each Merchant acknowledges that it may have been introduced to FUNDER by or received assistance in entering into this Agreement from an independent sales organization or broker (“ISO”). Each Merchant agrees that any ISO is separate from and is not an agent or representative of FUNDER. Each Merchant acknowledges that FUNDER is not bound by any representation, promise, or agreement made by any ISO that is not contained within this Agreement. Each Merchant exculpates from liability and agrees to hold harmless and indemnify FUNDER and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant resulting from any act or omission by any ISO. Each Merchant acknowledges that any fee that it paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant acknowledges that FUNDER does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

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STANDARD MERCHANT CASH ADVANCE AGREEMENT

46. Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

47. Severability. If any provision or any portion of any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision or portion thereof necessary to make it valid and enforceable will be deemed to be part thereof. If any provision or any portion of any provision of this Agreement is deemed void, all other provisions and portions thereof will remain in effect.

48. Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

49. Attorney Review; No Construction Against FUNDER. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so. This Agreement will be construed without regard to the party or parties responsible for the preparation of same and will be deemed as prepared jointly by FUNDER and each Merchant. Any ambiguity or uncertainty in this Agreement will not be interpreted or construed against any party.

50. Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern.

51. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

FOR THE MERCHANT/OWNER (#1)

By:	Gregory Delory	Owner	/s/ Gregory Delory
	(Print Name)	(Print Title)	(Signature)

SS#	[REDACTED]	Driver License Number	[REDACTED]

FOR THE MERCHANT/OWNER (#2)

By:	Paul Turin	Other Owner	/s/ Paul Turin
	(Print Name)	(Print Title)	(Signature)

SS#	[REDACTED]	Driver License Number	[REDACTED]

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

GUARANTEE

G1. Guarantee of Performance. This is a guaranty of performance, dated 9/30/2025, of the Standard Merchant Cash Advance Agreement, dated 9/30/2025 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between [LENDER] (“FUNDER”) and Heliospace Corporation (“Merchant”). The Agreement, inclusive of all addenda thereto, is hereby incorporated by reference as if set forth fully herein. Each undersigned Guarantor (Guarantor being defined as any signatory to this Guarantee of the Agreement) hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to FUNDER in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.

G2. Communications. FUNDER may choose to monitor and/or record telephone calls with any Guarantor and/or each Guarantor’s owners, employees, and agents. By signing this Guarantee, each Guarantor agrees that any call between FUNDER and any Guarantor or its representatives may be monitored and/or recorded. FUNDER may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives FUNDER permission to call or send a text message to any telephone number given to FUNDER in connection with the Agreement and to play pre-recorded messages and/or send text messages with information about the Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives FUNDER permission to communicate such information to them by e-mail. Each Guarantor agrees that FUNDER will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that FUNDER has no liability for any such charges.

G3. Guarantor Waivers. If any Event of Default takes place under the Agreement, then FUNDER may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral or Cross-Collateral FUNDER may hold pursuant to this Guarantee or any other agreement or guarantee. FUNDER does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) FUNDER’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to FUNDER. In addition, FUNDER may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to FUNDER; (ii) if there is more than one Merchant, release a Merchant from its obligations to FUNDER such that at least one Merchant remains obligated to FUNDER; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to FUNDER under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.

G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.

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STANDARD MERCHANT CASH ADVANCE AGREEMENT

G5. Sale of Receivables. Each Guarantor agrees that the Purchase Price under the Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from FUNDER to any Merchant. FUNDER is entering into the Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in FUNDER not receiving the Receivables Purchased Amount. Any Merchant going bankrupt, going out of business, or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Notwithstanding any provision in the Agreement to the contrary, no act or omission by a Merchant after it goes out of business, during the pendency of any voluntary or involuntary bankruptcy case in which the Merchant is a debtor, or after the Merchant is granted a discharge or the equivalent thereof in any bankruptcy case will cause that Merchant to be in default of the Agreement. Each Guarantor agrees that the Purchase Price in exchange for the Receivables pursuant to the Agreement equals the fair market value of such Receivables. FUNDER has purchased and shall own all the Receivables described in the Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to FUNDER in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Each Guarantor acknowledges that FUNDER does not purchase, sell, or offer to purchase or sell securities and that neither the Agreement nor this Guarantee is a security, an offer to sell any security, or a solicitation of an offer to buy any security. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with the Agreement, those disclosures do not change the fact that the transaction encompassed by the Agreement is not a loan and does not have an interest rate.

G6. Protection of Information. Each Guarantor authorizes FUNDER to disclose information concerning each Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Guarantor hereby waives to the maximum extent permitted by law any claim for damages against FUNDER or any of its affiliates relating to any (i) investigation undertaken by or on behalf of FUNDER as permitted by the Agreement or this Guarantee or (ii) disclosure of information as permitted by the Agreement or this Guarantee.

G7, Accuracy of Information Furnished by Guarantor and Investigation Thereof. Each person signing this Guarantee represents that he or she is authorized to sign this Guarantee for each person or entity on behalf of which they are signing, legally binding each said Guarantor to its obligations under this Guarantee and that the information provided herein and in all of FUNDER’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. An investigative report may be made in connection with this Guarantee. Each Guarantor authorizes FUNDER, its agents and representatives, and any credit-reporting agency engaged by FUNDER, to (i) investigate any references given or any other statements obtained from or about each Guarantor for the purpose of this Guarantee, and (ii) pull credit report at any time now or for so long as any Guarantor continues to have any obligation to FUNDER under this Guarantee or for FUNDER’s ability to determine any Guarantor’s eligibility to give any future guarantee with FUNDER.

Authorization for soft pulls: Each Guarantor understands that by signing this Guarantee, the Guarantor is providing ‘written instructions’ to FUNDER under the Fair Credit Reporting Act, authorizing FUNDER to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Guarantor authorizes FUNDER to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Guarantor understands that by signing this Agreement, the Guarantor is providing ‘written instructions’ to FUNDER under the Fair Credit Reporting Act, authorizing FUNDER to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Guarantor authorizes FUNDER to obtain such information in accordance with a merchant cash advance application.

G8. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to each Guarantor at its respective Contact Address and to FUNDER at its address set forth in the Agreement and shall become effective only upon receipt. Written notice may also be given to any Guarantor by e-mail to the Guarantor’s E-mail Address listed in this Guarantee or by text message to the Phone Number listed for the Guarantor in this Guarantee if that phone number is for a mobile phone. Each Guarantor must set his, her, or its spam or junk mail filter to accept e-mails sent by info@[LENDER]cap.com and its domain. Written notice may also be given to FUNDER by e-mail to info@[LENDER]cap.com.

Written notice given under this Section by e-mail will be effective upon dispatch. This Section is not applicable to service of process or notices in any legal proceedings.

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G9. CHOICE OF LAW. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT THE AGREEMENT AND THIS GUARANTEE WERE MADE IN THE STATE OF NEW YORK, THAT THE PURCHASE PRICE IS BEING PAID BY FUNDER IN THE STATE OF NEW YORK, THAT THE RECEIVABLES PURCHASED AMOUNT IS BEING DELIVERED TO FUNDER IN THE STATE OF NEW YORK, AND THAT THE STATE OF NEW YORK HAS A REASONABLE RELATIONSHIP TO THE TRANSACTIONS ENCOMPASSED BY THE AGREEMENT AND THIS GUARANTEE. THE AGREEMENT, THIS GUARANTEE, ANY DISPUTE OR CLAIM RELATING TO THE AGREEMENT OR THIS GUARANTEE, WHETHER SOUNDING IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE, THE RELATIONSHIP BETWEEN FUNDER AND EACH MERCHANT, AND THE RELATIONSHIP BETWEEN FUNDER AND EACH GUARANTOR WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. EACH GUARANTOR AGREES THAT THE PROVISIONS OF PART XVI OF CHAPTER 669 OF THE GENERAL STATUTES OF CONNECTICUT ARE NOT APPLICABLE TO THE AGREEMENT OR THIS GUARANTEE IF NO BUSINESS ADDRESS LISTED ON THE FIRST PAGE OF THE AGREEMENT OR IN ANY ADDENDUM THERETO IS LOCATED IN THE STATE OF CONNECTICUT, IF THE EXTENSION OF SALES-BASED FINANCING IS IN ANY AMOUNT EXCEEDING $250,000.00, IF INCLUDING THE AGREEMENT, FUNDER WILL HAVE EXTENDED NOT MORE THAN FIVE COMMERCIAL FINANCING TRANSACTIONS IN CONNECTICUT IN THE PRECEDING 12-MONTH PERIOD ENDING ON THE DATE OF THE AGREEMENT, OR IF THERE IS ANY OTHER APPLICABLE EXEMPTION FROM THE STATUTE. EACH GUARANTOR AGREES THAT THE PROVISIONS OF CHAPTER 398 OF THE TEXAS FINANCE CODE ARE NOT APPLICABLE TO THE AGREEMENT IF NO MERCHANT IS LOCATED IN THE STATE OF TEXAS OR IF THERE IS ANY APPLICABLE EXEMPTION FROM THE STATUTE.

G10. VENUE AND FORUM SELECTION. ANY LITIGATION, WHETHER SOUNDING IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE, RELATING TO THE AGREEMENT OR THIS GUARANTEE OR INVOLVING FUNDER ON ONE SIDE AND ANY MERCHANT OR ANY GUARANTOR ON THE OTHER MUST BE COMMENCED AND MAINTAINED IN ANY STATE COURT LOCATED IN THE STATE OF NEW YORK, INCLUSIVE OF THE COUNTIES OF KINGS, MONROE, NASSAU, NEW YORK, ONTARIO, SULLIVAN, AND QUEENS (THE “ACCEPTABLE FORUMS”). THE PARTIES AGREE THAT THE ACCEPTABLE FORUMS ARE CONVENIENT, SUBMIT TO THE JURISDICTION OF THE ACCEPTABLE FORUMS, AND WAIVE ANY AND ALL OBJECTIONS TO THE JURISDICTION OR VENUE OF THE ACCEPTABLE FORUMS. IF ANY LITIGATION IS INITIATED IN ANY OTHER VENUE OR FORUM, THE PARTIES WAIVE ANY RIGHT TO OPPOSE ANY MOTION OR APPLICATION MADE BY ANY PARTY TO TRANSFER SUCH LITIGATION TO AN ACCEPTABLE FORUM. NOTWITHSTANDING ANY PROVISION IN THE AGREEMENT OR THIS GUARANTEE TO THE CONTRARY, IN ADDITION TO THE ACCEPTABLE FORUMS, ANY LITIGATION AGAINST ANY MERCHANT OR GUARANTOR MAY BE COMMENCED AND MAINTAINED IN ANY COURT THAT WOULD OTHERWISE BE OF COMPETENT JURISDICTION, AND EACH GUARANTOR AGREES THAT THOSE COURTS ARE CONVENIENT, SUBMITS TO THE JURISDICTION OF THOSE COURTS, WAIVES ANY AND ALL OBJECTIONS TO THE JURISDICTION OR VENUE OF THOSE COURTS, AND MAY OPPOSE ANY MOTION OR APPLICATION MADE BY ANY PARTY TO TRANSFER ANY SUCH LITIGATION TO AN ACCEPTABLE FORUM. NOTWITHSTANDING ANY PROVISION IN THE AGREEMENT OR THIS GUARANTEE TO THE CONTRARY, EACH GUARANTOR WAIVES THE RIGHT TO REMOVE TO FEDERAL COURT ANY LITIGATION COMMENCED AGAINST IT BY FUNDER IN A STATE COURT.

G11. JURY WAIVER. EACH GUARANTOR AGREES TO WAIVE TRIAL BY JURY IN ANY DISPUTE WITH FUNDER.

G12. COUNTERCLAIM WAIVER. IN ANY LITIGATION OR ARBITRATION COMMENCED BY FUNDER, NO GUARANTOR WILL BE PERMITTED TO INTERPOSE ANY COUNTERCLAIM.

G13. STATUTES OF LIMITATIONS. EACH GUARANTOR AGREES THAT ANY CLAIM, WHETHER SOUNDING IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE, THAT IS NOT ASSERTED AGAINST FUNDER WITHIN ONE YEAR OF ITS ACCRUAL WILL BE TIME BARRED. NOTWITHSTANDING ANY PROVISION IN THE AGREEMENT OR THIS GUARANTEE TO THE CONTRARY, EACH GUARANTOR AGREES THAT ANY APPLICATION MADE BY ANY GUARANTOR TO STAY AN ARBITRATION INITIATED AGAINST ANY GUARANTOR BY FUNDER WILL BE TIME BARRED IF MADE MORE THAN 20 DAYS AFTER RECEIPT OF THE DEMAND FOR ARBITRATION.

G14. LEGAL FEES AND COSTS. IF AN EVENT OF DEFAULT OCCURS OR FUNDER PREVAILS IN ANY LITIGATION OR ARBITRATION WITH ANY GUARANTOR, THEN EACH GUARANTOR MUST PAY FUNDER’S REASONABLE ATTORNEY FEES, WHICH MAY INCLUDE A CONTINGENCY FEE, AS WELL AS ADMINISTRATIVE OR FILING FEES AND ARBITRATOR COMPENSATION IN ANY ARBITRATION, EXPERT WITNESS FEES, AND COSTS OF SUIT.

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G15. PREJUDGMENT AND POSTJUDGMENT INTEREST. IF FUNDER BECOMES ENTITLED TO THE ENTRY OF A JUDGMENT AGAINST ANY GUARANTOR, THEN FUNDER WILL BE ENTITLED TO THE RECOVERY OF PREJUDGMENT INTEREST AT A RATE OF 24% PER ANNUM (OR 16% PER ANNUM IF ANY MERCHANT IS A SOLE PROPRIETORSHIP), AND UPON ENTRY OF ANY SUCH JUDGMENT, IT WILL ACCRUE INTEREST AT A POSTJUDGMENT RATE OF 24% PER ANNUM (OR 16% PER ANNUM IF ANY MERCHANT IS A SOLE PROPRIETORSHIP), WHICH RATE WILL GOVERN OVER THE STATUTORY RATE OF INTEREST UP UNTIL ACTUAL SATISFACTION OF THE JUDGMENT.

G16. CLASS ACTION WAIVER. FUNDER AND EACH GUARANTOR AGREE THAT THEY MAY BRING CLAIMS AGAINST EACH OTHER RELATING TO THIS AGREEMENT ONLY IN THEIR INDIVIDUAL CAPACITIES, AND NOT AS A PLAINTIFF OR CLASS ACTION MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDINGS.

G17. ARBITRATION. ANY ACTION OR DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE, RELATING TO THE AGREEMENT, THIS GUARANTEE, OR INVOLVING FUNDER ON ONE SIDE AND ANY MERCHANT OR ANY GUARANTOR ON THE OTHER, INCLUDING, BUT NOT LIMITED TO ISSUES OF ARBITRABILITY, AND INCLUDING, WITHOUT LIMITATION, ANY ACTION OR DISPUTE THAT PREDATES THIS GUARANTEE, WILL, AT THE OPTION OF ANY PARTY TO SUCH ACTION OR DISPUTE, BE DETERMINED BY ARBITRATION IN THE STATE OF NEW YORK. A JUDGMENT OF THE COURT SHALL BE ENTERED UPON THE AWARD MADE PURSUANT TO THE ARBITRATION. THE ARBITRATION WILL BE ADMINISTERED EITHER BY THE AMERICAN ARBITRATION ASSOCIATION UNDER ITS COMMERCIAL ARBITRATION RULES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.ADR.ORG, BY ARBITRATION SERVICES, INC. UNDER ITS COMMERCIAL ARBITRATION RULES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.ARBITRATIONSERVICESINC.COM, BY JAMS UNDER ITS STREAMLINED ARBITRATION RULES & PROCEDURES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.JAMSADR.COM, BY MEDIATION AND CIVIL ARBITRATION, INC. UNDER ITS COMMERCIAL ARBITRATION RULES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.MCARBITRATION.ORG, OR BY RESOLUTE SYSTEMS, LLC UNDER ITS FINANCIAL DISPUTE ARBITRATION RULES AS ARE IN EFFECT AT THAT TIME, WHICH RULES ARE AVAILABLE AT WWW.RESOLUTESYSTEMS.COM. ONCE AN ARBITRATION IS INITIATED WITH ONE OF THESE ARBITRATION FORUMS, IT MUST BE MAINTAINED EXCLUSIVELY BEFORE THAT ARBITRATION FORUM AND NO OTHER ARBITRATION FORUM SPECIFIED HEREIN MAY BE USED. AS A PREREQUISITE TO MAKING A MOTION TO COMPEL ARBITRATION IN ANY LITIGATION, THE PARTY MAKING THE MOTION MUST FIRST FILE A DEMAND FOR ARBITRATION WITH THE CHOSEN ARBITRATION TRIBUNAL AND PAY ALL FILING AND/OR ADMINISTRATIVE FEES REQUIRED TO INITIATE THE ARBITRATION. IF THE AMERICAN ARBITRATION ASSOCIATION IS SELECTED, THEN NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN ITS COMMERCIAL ARBITRATION RULES, THE EXPEDITED PROCEDURES WILL ALWAYS APPLY AND ITS PROCEDURES FOR LARGE, COMPLEX COMMERCIAL DISPUTES WILL NEVER APPLY. IF RESOLUTE SYSTEMS, LLC IS SELECTED, THEN EACH MERCHANT AND EACH GUARANTOR THAT HAS NOT FILED AN ANSWER WITHIN THE TIME PERMITTED IN THE ARBITRATION WILL BE DEEMED TO HAVE AGREED TO WAIVE ORAL HEARINGS IN THE ARBITRATION. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE ARBITRATION RULES OF THE ARBITRATION FORUM SELECTED, THE ARBITRATION WILL BE HEARD BY ONE ARBITRATOR AND NOT BY A PANEL OF ARBITRATORS, ANY ARBITRATION RELATING TO THE AGREEMENT OR THIS GUARANTEE MUST BE HELD IN THE COUNTIES OF NASSAU, NEW YORK, QUEENS, OR KINGS IN THE STATE OF NEW YORK, ANY PARTY, REPRESENTATIVE, OR WITNESS IN AN ARBITRATION HEARING WILL BE PERMITTED TO ATTEND, PARTICIPATE, AND TESTIFY REMOTELY BY TELEPHONE OR VIDEO CONFERENCING, AND THE ARBITRATOR APPOINTED WILL NOT BE REQUIRED TO BE A NATIONAL OF A COUNTRY OTHER THAN THAT OF THE PARTIES TO THE ARBITRATION.

EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT THE AGREEMENT AND THIS GUARANTEE ARE THE PRODUCTS OF COMMUNICATIONS CONDUCTED BY TELEPHONE AND THE INTERNET, WHICH ARE INSTRUMENTALITIES OF INTERSTATE COMMERCE, THAT THE TRANSACTIONS CONTEMPLATED UNDER THE AGREEMENT WILL BE MADE BY WIRE TRANSFER AND ACH, WHICH ARE ALSO INSTRUMENTALITIES OF INTERSTATE COMMERCE, AND THAT THE AGREEMENT AND THIS GUARANTEE THEREFORE EVIDENCE A TRANSACTION AFFECTING INTERSTATE COMMERCE. ACCORDINGLY, NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE AGREEMENT, THIS GUARANTEE, OR THE ARBITRATION RULES OF THE ARBITRATION FORUM, ALL MATTERS OF ARBITRATION RELATING TO THE AGREEMENT OR THIS GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF THE FEDERAL ARBITRATION ACT, CODIFIED AS TITLE 9 OF THE UNITED STATES CODE, HOWEVER ANY APPLICATION FOR INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO CONFIRM AN ARBITRATION AWARD MAY BE MADE UNDER ARTICLE 75 OF THE NEW YORK CIVIL PRACTICE LAW AND RULES OR THE LAWS OF THE JURISDICTION IN WHICH THE APPLICATION IS MADE, AND THE APPLICATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS UNDER WHICH THE APPLICATION IS MADE, WITHOUT REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. ANY EMPLOYEE, AGENT, ATTORNEY, MEMBER, MANAGER, OFFICER, SUBSIDIARY, AFFILIATE ENTITY, SUCCESSOR, OR ASSIGN OF FUNDER MAY ELECT TO HAVE ANY ACTION OR DISPUTE WITH ANY MERCHANT OR ANY GUARANTOR DETERMINED BY ARBITRATION AS IF THAT EMPLOYEE, AGENT, ATTORNEY, MEMBER, MANAGER, OFFICER, SUBSIDIARY, AFFILIATE ENTITY, SUCCESSOR, OR ASSIGN OF FUNDER WAS A PARTY TO THE ARBITRATION AGREEMENT CONTAINED HEREIN. ANY PARTY TO A LAWSUIT IN WHICH FUNDER AND ANY MERCHANT OR ANY GUARANTOR ARE PARTIES MAY ELECT TO HAVE THE MATTER DETERMINED BY ARBITRATION AS IF THAT PARTY WAS A PARTY TO THE ARBITRATION AGREEMENT CONTAINED HEREIN.

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G18. SERVICE OF PROCESS. EACH GUARANTOR CONSENTS TO SERVICE OF PROCESS AND LEGAL NOTICES MADE BY FIRST CLASS OR PRIORITY MAIL DELIVERED BY THE UNITED STATES POSTAL SERVICE AND ADDRESSED TO THE CONTACT ADDRESS SET FORTH FOR THE GUARANTOR IN THIS GUARANTEE OR ANY OTHER ADDRESS(ES) PROVIDED IN WRITING TO FUNDER BY ANY GUARANTOR, AND ANY SUCH SERVICE WILL BE DEEMED COMPLETE UPON DISPATCH. EACH GUARANTOR ALSO CONSENTS TO SERVICE OF PROCESS AND LEGAL NOTICES MADE BY E-MAIL TO THE E-MAIL ADDRESS SET FORTH FOR THE GUARANTOR IN THIS GUARANTEE OR ANY OTHER E-MAIL ADDRESS(ES) PROVIDED IN WRITING TO FUNDER BY ANY GUARANTOR, AND ANY SUCH SERVICE WILL BE DEEMED COMPLETE UPON DISPATCH. EACH GUARANTOR AGREES THAT IF IT IS A PARTY TO A LITIGATION OR ARBITRATION WITH FUNDER, THEN A SINGLE E-MAIL TO ITS DESIGNATED E-MAIL ADDRESS FOR SERVICE OF PROCESS UNDER THIS GUARANTEE WILL BE SUFFICIENT TO SERVE LEGAL PROCESS SIMULTANEOUSLY UPON ALL PARTIES TO THAT LITIGATION OR ARBITRATION THAT HAVE CONSENTED TO SERVICE OF PROCESS BY E-MAIL TO THAT E-MAIL ADDRESS. EACH GUARANTOR AGREES THAT IT WILL BE PRECLUDED FROM ASSERTING THAT IT DID NOT RECEIVE SERVICE OF PROCESS OR ANY OTHER NOTICE MAILED TO ITS RESPECTIVE CONTACT ADDRESS OR E-MAILED TO ITS RESPECTIVE E-MAIL ADDRESS IF IT DOES NOT FURNISH A CERTIFIED MAIL RETURN RECEIPT SIGNED BY FUNDER DEMONSTRATING THAT FUNDER WAS PROVIDED WITH NOTICE OF A CHANGE IN THE CONTACT ADDRESS OR THE E-MAIL ADDRESS.

G19. Severability. If any provision or any portion of any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision or portion thereof necessary to make it valid and enforceable will be deemed to be part thereof. If any provision or portion of any provision of this Guarantee is deemed void, all other provisions and portions thereof will remain in effect.

G20. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, G20, G21, G22, G23, G24, and G25 shall survive any termination of this Guarantee.

G21. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

G22. Attorney Review; No Construction Against FUNDER. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so. This Guarantee will be construed without regard to the party or parties responsible for the preparation of same and will be deemed as prepared jointly by FUNDER and each Guarantor. Any ambiguity or uncertainty in this Guarantee will not be interpreted or construed against FUNDER or any Guarantor.

G23. Independent Sales Organizations/Brokers. Each Guarantor acknowledges that it may have been introduced to FUNDER by or received assistance in entering into this Guarantee from an independent sales organization or broker (“ISO”). Each Guarantor agrees that any ISO is separate from and is not an agent or representative of FUNDER. Each Guarantor acknowledges that FUNDER is not bound by any representation, promise, or agreement made by any ISO that is not contained within the Agreement or this Guarantee. Each Guarantor exculpates from liability and agrees to hold harmless and indemnify FUNDER and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Guarantor resulting from any act or omission by any ISO. Each Guarantor acknowledges that any fee that they paid to any ISO for its services is separate and apart from any payment under the Agreement. Each Guarantor acknowledges that FUNDER does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to the Agreement or this Guarantee.

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G24. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern.

G25. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE

GUARANTOR (#1)

Name of Guarantor #1:	Gregory Delory
Type of Entity (if Guarantor #1 is not a person):
Guarantor #1’s Fed ID # (if Guarantor #1 is not a person) or SS# (if Guarantor #1 is a person):	[REDACTED]
Driver License Number (if Guarantor #1 is a person):	[REDACTED]
Contact Address:	[REDACTED]	City:	San Francisco	State:	CA	Zip:	[REDACTED]
E-mail Address:	greg.delory@gmail.com	Phone Number:	4153856803

By:	Gregory Delory	Owner	/s/ Gregory Delory
	(Print Name of Person Signing)	(Print Title if Guarantor #1 is Not a Person)	(Signature)

GUARANTOR (#2)

Name of Guarantor #1:	Paul Turin
Type of Entity (if Guarantor #2 is not a person):

Guarantor #2’s Fed ID # (if Guarantor #2 is not a person) or SS# (if Guarantor #2 is a person)	[REDACTED]

Driver License Number (if Guarantor #2 is a person):	[REDACTED]

Contact Address:	[REDACTED]	City:	Berkeley	State:	CA	Zip:	[REDACTED]
E-mail Address:	paulsturin@gmail.com	Phone Number:	5105012418

By:	Paul Turin		/s/ Paul Turin
	(Print Name of Person Signing)	(Print Title if Guarantor #2 is Not a Person)	(Signature)

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

FINANCIAL INSTITUTION INFORMATION

Dear Merchant,

We look forward to being your funding partner.

You authorize [LENDER] (“FUNDER”) to collect the Receivables Purchased Amount under this Agreement by ACH debiting your account with the financial institution listed below.

FUNDER will require viewing access to your account each business day.

FUNDER will also require viewing access to your account, prior to funding, as part of our underwriting process. Please fill out the form below with the information necessary to access your account.

* Be sure to indicate capital or lower case letters.

Name of financial institution:	First Republic Bank (Banking Online) - Bank

Name of account:	Checking Account

Account number:	[REDACTED]	Routing number:	321081669

Financial institution portal website:

Username:

Password:

Security Question/Answer 1:

Security Question/Answer 2:

Security Question/Answer 3:

Any other information necessary to access your account:

I have read and agreed to the terms and conditions set forth above:

	/s/ Gregory Delory		/s/ Paul Turin
Name:	Gregory Delory	Name:	Paul Turin
Title:	Owner	Title:	Title
Date:	9/30/2025	Date:	9/30/2025

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1. I am duly authorized to sign the Standard Merchant Cash Advance Agreement (“Agreement”), dated 9/30/2025 between [LENDER] (“Funder”) and Heliospace Corporation (“Merchant”) on behalf of Merchant.

2. This Declaration incorporates by reference the Agreement and every addendum to it.

3. The reason that I am signing the Agreement is because I require capital for my business.

4. I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.

5. I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.

6. I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.

7. I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.

8. I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.

9. I acknowledge that the payments to be made from any Merchant to Funder under the Agreement are being made in the ordinary course of each Merchant’s business.

10. I am aware of each Merchant’s right to request a reconciliation of the payments made under the Agreement at any time.

11. I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

Executed on	9/30/2025
(Date)

FOR THE MERCHANT/OWNER (#1)

By:	Gregory Delory	Owner	/s/ Gregory Delory
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:	Paul Turin	Other Owner	/s/ Paul Turin
	(Print Name)	(Print Title)	(Signature)

9/30/2025

STANDARD MERCHANT CASH ADVANCE AGREEMENT

EMERGENCY CONTACTS

4 valid emergency contacts are required to receive funding. Contacts will be verified.

Name	Pamela Washington
Relation	Spouse
Phone Number	(415)385-6862
Email Address	pamela.k.washington@gmail.com

Name	Paul Turin
Relation	Business partner
Phone Number	(510) 501-2418
Email Address	paulsturin@gmail.com

Name	Scott Nealey
Relation	Friend
Phone Number	(415) 640-4806
Email Address	snealey@nealeylaw.com

Name	Michael Kelleher
Relation	Friend
Phone Number	415 734-6111
Email Address	michaelekelleher@yahoo.com

9/30/2025